EXHIBIT 10.10

AMENDMENT NO. 1 TO

AMENDED AND RESTATED SUBORDINATION AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED SUBORDINATION AGREEMENT (this “Amendment”), dated as of April 29, 2005, among FLEET RETAIL GROUP, INC., a Delaware corporation having its office at 40 Broad Street, Boston, Massachusetts 02109, in its capacity as agent (the “Agent”) for the Lenders (as hereinafter defined), S.A.C. CAPITAL ASSOCIATES, LLC (“SAC”), GMM CAPITAL, LLC (“GMM”), GOLDFARB CAPITAL PARTNERS LLC (“Goldfarb”), Charles Phillips, individually (“Phillips”), Eli Wachtel, individually (“Wachtel”) WLSS CAPITAL PARTNERS, LLC (“WLSS”), SMITHFIELD FIDUCIARY, LLC (“Smithfield”), D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P. (“Zwirn LP”), D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD (“Zwirn Ltd”), RIVERVIEW GROUP, LLC (“Riverview” and, collectively with SAC, GMM, Goldfarb, Phillips, Wachtel, WLSS, Smithfield, Zwirn LP and Zwirn Ltd, the “Buyers”), THE BANK OF NEW YORK, in its capacity as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”) under the Indenture (as defined in the Amended and Restated Subordination Agreement referred to below), for each of the Holders (collectively with the Buyers, the Trustee and the Holders, the “Subordinating Creditors”) and THE WET SEAL, INC., a Delaware corporation having its office at 26972 Burbank, Foothill Ranch, California 92610 (the “Borrower”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms as in the Amended and Restated Subordination Agreement referred to below.

WHEREAS, pursuant to an Amended and Restated Credit Agreement dated as of September 22, 2004 (as amended and in effect from time to time, including any replacement agreement therefor, the “Credit Agreement”), among the financial institutions party thereto (the “Lenders”), the Agent, the Borrower, The Wet Seal Retail, Inc. (“Wet Seal Retail”), Wet Seal Catalog, Inc. (“Wet Seal Catalog”), and Wet Seal GC, Inc. (the “Facility Guarantor” and, collectively with the Borrower, Wet Seal Retail and Wet Seal Catalog, the “Companies” and, each individually, a “Company”), the Lenders have agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise to extend credit to the Companies; and

WHEREAS, the Borrower and the Buyers entered into that certain Amended and Restated Securities Purchase Agreement, dated as of December 13, 2004 (as amended and in effect from time to time, the “Amended Securities Purchase Agreement”), to purchase such securities and certain warrants of the Borrower; and

WHEREAS, the Borrower and the Subordinating Creditors entered into that certain Amended and Restated Subordination Agreement, dated as of January 14, 2005 (as amended and in effect from time to time, the “Amended and Restated Subordination Agreement”); and

WHEREAS, concurrently with the execution of this Amendment, the Borrower and certain of the Subordinating Creditors are entering into a Securities Purchase Agreement (the “2005 Securities Purchase Agreement”), pursuant to which, among other things, the Borrower has authorized (i) a new series of convertible preferred stock of the Borrower, which preferred stock shall be convertible into shares of Class A Common Stock in accordance with the terms of the Certificate of Designations, Preferences and Rights attached thereto as an exhibit, and (ii) a new series of warrants to acquire Class A Common Stock of the Borrower in accordance with the terms therein; and

WHEREAS, in connection with the foregoing, the Borrower, the Trustee (for itself and on behalf of the Holders), the Collateral Agent (for itself and on behalf of the Holders), each Subordinating Creditor and the Agent, subject to the terms and conditions provided herein, have agreed to amend the Amended and Restated Subordination Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendment to Section 1 of the Amended and Restated Subordination Agreement.

(a) Section 1 of the Amended and Restated Subordination Agreement is hereby amended by deleting the parenthetical “(other than the Warrants, Warrant Agreements and Registration Rights Agreement)” in the third line of the definition “Subordinated Documents”.

(b) Section 1 of the Amended and Restated Subordination Agreement is hereby further amended by (i) deleting the phrase “Subordinated Agreement” in the definition of “Subordinated Debt” and substituting in lieu thereof the phrase “Subordinated Documents” and (ii) inserting the parenthetical “(other than the Conversion Shares and the Warrant Shares, each as defined in the Amended Securities Purchase Agreement)” after the word “instruments” in the fourth line thereof.

(c) Section 1 of the Amended and Restated Subordination Agreement is hereby further amended by deleting the reference “Section 2(f)” in the definition of Subordinated Debt Fees” and substituting in lieu thereof the reference “Section 2(g)”.

2. Amendment to Section 9 of the Amended and Restated Subordination Agreement. Section 9 of the Amended and Restated Subordiantion Agreement is hereby amended by deleting such Section in its entirety and substitituting in lieu thereof the following:

“9. Modification or Sale of the Subordinated Debt. Neither the Collateral Agent nor any Subordinating Creditor will, at any time while this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any of the Subordinated Documents with respect to the Subordinated Debt; nor will any Subordinating Creditor sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Subordinated Debt (other than the Subordinated Debt evidenced by the “Notes” issued under the Indenture) to any person other than a person who agrees in a writing, reasonably satisfactory in form and substance to the Agent, to become a party hereto and to succeed to the rights and to be bound by all of the obligations of such Subordinating Creditor hereunder; provided, however any sale, transfer, pledge, assignment, hypothecation or other disposal of the “Notes” issued under the Indenture shall remain at all times subject to Section 3.02 of the Indenture (“Ranking; Subordination”).”

3. Amendment to Section 18 of the Amended and Restated Subordination Agreement.

(a) Section 18 of the Amended and Restated Subordination Agreement is hereby amended by deleting the phrase “requisite Lenders” in the sixth line thereof and substituting in lieu thereof the phrase “Required Lenders (as defined in the Credit Agreement) and the Term Lender (as defined in the Credit Agreement)”.

(b) Section 18 of the Amended and Restated Subordination Agreement is hereby further amended by adding the following two new sentences immediately after the third sentence thereof:

“The provisions of this Agreement may from time to time be amended if such amendment is in writing and consented to by the Trustee, the Collateral Agent, the Borrower, the holders of a majority in interest of the Subordinated Debt as of the date of such amendment and the Agent; provided, however, any amendment consented to by the holders of a majority in interest of the Subordinated Debt shall be binding upon all Subordinating Creditors, whether or not such Subordinating Creditor consented thereto in such writing. No failure or delay on the part of any Person in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.”

4. Conditions Precedent. This Amendment shall become effective upon the receipt by the Agent and the Trustee of a duly executed and delivered counterpart signature page to this Amendment by the Agent, the Trustee, the Collateral Agent, each Subordinating Creditor and the Borrower.

5. Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS.

6. Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AMENDMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

7. Miscellaneous.

This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. This Amendment shall be binding upon each Subordinating Creditor, the Trustee, the Collateral Agent, the Agent, the Borrower and their respective successors and assigns and shall inure to the benefit of the Agent and the Lenders, the Agent’s and the Lenders’ respective successors and assigns, any lender or lenders refunding or refinancing any of the Senior Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. Except as expressly provided in this Amendment, all of the terms and conditions of the Amended and Restated Subordination Agreement remain in full force and effect. The parties hereto agree that the Amended and Restated Subordination Agreement are, except as expressly modified in this Amendment upon the terms set forth herein, ratified and confirmed in all respects.

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THE WET SEAL, INC., as Borrower

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	EVP + CFO

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF California	)
) ss.
COUNTY OF Orange	)

On this 15th day of April, 2005, before me, the undersigned notary public, personally appeared Douglas C. Felderman, personally known to me, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) signed it voluntarily for its stated purpose.

/s/ Courtney Wilkin
(official signature and seal of notary)

[SEAL]	COURTNEY L. WILKIN Commission #1420715 Notary Public – California Orange County My Comm. expires: May 27, 2007

Amendment No. 1 to Amended and Restated Subordination Agreement

THE BANK OF NEW YORK, as Trustee for each of the Holders

By:	/s/ Geovanni Barris
Name:	Geovanni Barris
Title:	Vice President

THE BANK OF NEW YORK, as Collateral Agent for each of the Holders

By:	/s/ Geovanni Barris
Name:	Geovanni Barris
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 28th day of April, 2005, before me, the undersigned notary public, personally appeared Geovanni Barris, proved to me through satisfactory evidence of identification, which were a driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as Vice President for The Bank of New York, a New York Corporation).

/s/ William J. Cassels
(official signature and seal of notary)

My commission expires:

WILLIAM J. CASSELS
Notary Public, State of New York
No. 01CA5027729
Qualified in Bronx County
Commission Expires May 18, 2006

Amendment No. 1 to Amended and Restated Subordination Agreement

The Buyers:

S.A.C. CAPITAL ASSOCIATES, LLC By: S.A.C. Capital Advisors, LLC

By:	/s/ Peter Nussbaum
Name: Peter Nussbaum
Title: General Counsel

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF CT	)
) ss.
COUNTY OF FAIRFIELD	)

On this 28 day of April, 2005, before me, the undersigned notary public, personally appeared Peter Nussbaum, proved to me through satisfactory evidence of identification, which were my personal knowledge, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                                          for                                          , a                                         ).

JANE A. CORCORAN NOTARY PUBLIC MY COMMISSION EXPIRES MAY 31, 2007	/s/ Jane A. Corcoran
(official signature and seal of notary)

My commission expires: 5-31-07

Amendment No. 1 to Amended and Restated Subordination Agreement

GMM CAPITAL, LLC

By:	/s/ Isaac Dabah
Name:	Isaac Dabah
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

GOLDFARB CAPITAL PARTNERS LLC

By:	/s/ Morris Goldfarb
Name:	Morris Goldfarb
Title:	Member

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 27th day of April, 2005, before me, the undersigned notary public, personally appeared Morris Goldfarb, proved to me through satisfactory evidence of identification, which were NY driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as member for Goldfarb Capital Partners LLC, a Delaware LLC).

/s/ Kathleen Schatz
(official signature and seal of notary)

My commission expires: 1/7/06

KATHLEEN SCHATZ Notary Public, State of New York No. 01SC6068634 Qualified in New York County Commission Expires January 07, 2006

Amendment No. 1 to Amended and Restated Subordination Agreement

/s/ Mr. Charles Phillips
Mr. Charles Phillips

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 28 day of April, 2005, before me, the undersigned notary public, personally appeared Charles Phillips, proved to me through satisfactory evidence of identification, which were NY drivers license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                              for                         , a                                 ).

/s/ Todd A. Matras
(official signature and seal of notary)

My commission expires: 1/7/06

TODD A. MATRAS
Notary Public, State of New York
No. 02MA6054805
Qualified in Kings County
Certificate Filed in New York County
Commission Expires Feb. 12, 2007

Amendment No. 1 to Amended and Restated Subordination Agreement

/s/ Eli Wachtel
Mr. Eli Wachtel

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 26th day of April, 2005, before me, the undersigned notary public, personally appeared Eli Wachtel, proved to me through satisfactory evidence of identification, which were US Passport, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as              for             , a             ).

/s/ Janice C. Abrahamson
(official signature and seal of notary)

My commission expires: 11/30/2006

JANICE C. ABRAHAMSON Notary Public State of New York No 31-4731673 Qualified in New York County Commission Expires Nov. 30, 2006

Amendment No. 1 to Amended and Restated Subordination Agreement

WLSS CAPITAL PARTNERS, LLC

By:	/s/ Wayne S. Miller
Name:	Wayne S. Miller
Title:	Member

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 27th day of April, 2005, before me, the undersigned notary public, personally appeared Wayne S. Miller, proved to me through satisfactory evidence of identification, which were NY Driver’s License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as member for WLSS Capital Partners, LLC, a Delaware LLC).

/s/ Kathleen Schatz
(official signature and seal of notary)

My commission expires: 1/7/06

KATHLEEN SCHATZ Notary Public, State of New York No. 01SC6068634 Qualified in New York County Commission Expires January 07, 2006

Amendment No. 1 to Amended and Restated Subordination Agreement

SMITHFIELD FIDUCIARY, LLC

By:	/s/ Scott M. Wallace
Name: Scott M. Wallace
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF QUEENS	)

On this 28th day of April, 2005, before me, the undersigned notary public, personally appeared Scott M. Wallace, proved to me through satisfactory evidence of identification, which were known to me, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                      for                         , a                         ).

/s/ Zainub Rana
(official signature and seal of notary)

My commission expires:

ZAINUB RANA
Notary Public - State of New York
No. 01RA6054878
Qualified in Queens County
My Commission Expires July 15, 2007

Amendment No. 1 to Amended and Restated Subordination Agreement

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: D.B. ZWIRN PARTNERS LLC, its general partner

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.

By: D.B. ZWIRN & CO., L.P., its trading Manager

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 29th day of April, 2005, before me, the undersigned notary public, personally appeared Daniel B. Zwirn, proved to me through satisfactory evidence of identification, which were                                     , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as managing member for DBZ & Co., a                                     ).

/s/ Michele R. Pirozzi
(official signature and seal of notary)

My commission expires: 6/28/08

MICHELE R. PIROZZI NOTARY PUBLIC, STATE OF NEW YORK No. 01PI6112028 QUALIFIED IN QUEENS COUNTY MY COMMISSION EXPIRES JUNE 28, 2008

Amendment No. 1 to Amended and Restated Subordination Agreement

RIVERVIEW GROUP, LLC
By: Millennium Holding Group, L.P.,
By: Millennium Management, L.L.C.

By:	/s/ Dave Nolan
Name:	Dave Nolan
Title:	Executive Vice President

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 28th day of April, 2005, before me, the undersigned notary public, personally appeared Dave Nolan, personally known to me, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose (as Executive Vice President of Millennium Management, L.L.C., the general partner of Millennium Holding Group, L.P., the managing member of Riverview Group, LLC, a Delaware limited liability company).

/s/ Danielle Scotto
(official signature and seal of notary)

My commission expires: 11/29/08

Danielle Scotto
Notary Public, State of New York
No. 01SC6119482
Qualified in Kings County
Commission Expires Nov 29, 2008

Amendment No. 1 to Amended and Restated Subordination Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FLEET RETAIL GROUP, INC., as Agent

By:	/s/ Daniel Platt
Name: Daniel Platt
Title: Director

Signature Page to Amendment No. 1 to Amended and Restated Subordination Agreement